POWER OF ATTORNEY

I, the undersigned trustee of the Board of Trustees of Bridgeway ETF Trust (the "Trust") or officer of the Trust, as applicable, hereby constitute and appoint John N. R. Montgomery and Amanda Wachsmuth Heavens, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

This power of attorney is effective for all documents filed on or after November 13, 2025.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 13th day of November, 2025.

Evan Harrel

Evan Harrel, Trustee

POWER OF ATTORNEY

I, the undersigned trustee of the Board of Trustees of Bridgeway ETF Trust (the "Trust") or officer of the Trust, as applicable, hereby constitute and appoint John N. R. Montgomery and Amanda Wachsmuth Heavens, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

This power of attorney is effective for all documents filed on or after November 13, 2025.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 13th day of November, 2025.



Miles D. Harper, III

POWER OF ATTORNEY

I, the undersigned trustee of the Board of Trustees of Bridgeway ETF Trust (the "Trust") or officer of the Trust, as applicable, hereby constitute and appoint Amanda Wachsmuth Heavens, my true and lawful attorney-in-fact, with full power of substitution, and with full power to her, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

This power of attorney is effective for all documents filed on or after November 13, 2025.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 13th day of November, 2025.

John N. R. Montgomery

John N. R. Montgomery